Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	IPC/Razor LLC

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see (1) on Form 4

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	12/3/2010

Designated Filer:	Thermadyne Technologies, Inc. (formerly known as Razor Holdco Inc.)

Signature:

IPC/RAZOR LLC

By:	/s/ Douglas Korn
Name:	Douglas Korn
Title:	President

December 3, 2010
Date

Joint Filer Information

Name of Joint Filer:	Irving Place Capital Partners III, L.P.

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see (1) on Form 4

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	12/3/2010

Designated Filer:	Thermadyne Technologies, Inc. (formerly known as Razor Holdco Inc.)

Signature:

IRVING PLACE CAPITAL PARTNERS III, L.P. By: IPC Advisors III, L.P., its General Partner By: JDH Management LLC, its General Partner

By:	/s/ John D. Howard
Name:	John D. Howard
Title:	Sole Member

December 3, 2010
Date

Joint Filer Information

Name of Joint Filer:	IPC Advisors III, L.P.

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see (1) on Form 4

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	12/3/2010

Designated Filer:	Thermadyne Technologies, Inc. (formerly known as Razor Holdco Inc.)

Signature:

IPC ADVISORS III, L.P. By: JDH Management LLC, its General Partner

By:	/s/ John D. Howard
Name:	John D. Howard
Title:	Sole Member

December 3, 2010
Date

Joint Filer Information

Name of Joint Filer:	JDH Management LLC

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see (1) on Form 4

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	12/3/2010

Designated Filer:	Thermadyne Technologies, Inc. (formerly known as Razor Holdco Inc.)

Signature:

JDH MANAGEMENT LLC

By:	/s/ John D. Howard
Name:	John D. Howard
Title:	Sole Member

December 3, 2010
Date

Joint Filer Information

Name of Joint Filer:	John D. Howard

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see (1) on Form 4

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	12/3/2010

Designated Filer:	Thermadyne Technologies, Inc. (formerly known as Razor Holdco Inc.)

Signature:

JOHN D. HOWARD

/s/ John D. Howard

December 3, 2010
Date